EXHIBIT 32.1

CERTIFICATION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER PURSUANT TO TITLE

18, UNITED STATES CODE, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian J. Lipke, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Gibraltar Industries, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012, fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Gibraltar Industries, Inc.

/s/ Brian J. Lipke
Brian J. Lipke
Chairman of the Board and Chief Executive Officer February 22, 2013

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Gibraltar Industries, Inc. and will be retained by Gibraltar Industries, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.